Exhibit 10.1

[DBS Bank Ltd., Hong Kong Branch Letterhead]

21 January 2020

OUR GUARANTEE NO. 807-02-0022873

FOR USD139,500,000.00

Shanghai Subsidiaries Payment Guarantee

To: TTM Technologies China Limited

Address: 18/F Metropole Square, 2 On Yiu Street, Shatin, New Territories, Hong Kong Special Administrative Region (“Hong Kong”) of the People’s Republic of China (“PRC”)

This Shanghai Subsidiaries Payment Guarantee (“Payment Guarantee”), issued on January 21, 2020 (the “Issuance Date”), is made by DBS Bank Ltd., Hong Kong Branch, (incorporated in Singapore with Limited Liability), a bank incorporated and validly existing under the laws of Hong Kong, PRC, located in the 18th Floor, The Center, 99 Queen’s Road Central, Hong Kong (“Guarantor”), at the request of Long Wah Investment Limited, located in Rms 2708-11, West Tower, Shun Tak Centre，168-200 Connaught Road C., Hong Kong (the “Applicant”), in favor of TTM Technologies China Limited, a company incorporated and validly existing under the laws of Hong Kong, PRC (the “Beneficiary”).

WHEREAS, TTM Technologies Inc., a Delaware corporation (“TTM”), the Beneficiary and AKMMeadville Electronics (Xiamen) Co., Ltd., a company incorporated and validly existing under the laws of PRC (the “Purchaser”) have entered into an Equity Interests Purchase Agreement (the “SPA”) on January 20, 2020, under which the Purchaser will purchase, among others, the equity interests of (i) Shanghai Kaiser Electronics Co., Ltd. (上海凯思尔电子有限公司) (“SKE”), (ii) Shanghai Meadville Electronics Co., Ltd. (上海美维电子有限公司) (“SME”), and (iii) Shanghai Meadville Science & Technology Co., Ltd. (上海美维科技有限公司) (“SP”, and together with SKE and SME, the “Shanghai Subsidiaries”) from TTM and the Beneficiary. The Purchaser has agreed to pay certain amount of purchase price allocated to Shanghai Subsidiaries as may be calculated in accordance with the terms and conditions set forth in the SPA (“Shanghai Subsidiaries Purchase Price”) to the Beneficiary no later than the seventy-fifth (75th) Business Day (“Shanghai Subsidiaries Purchase Price Due Date”) from the GME Change of SAFE Registration Filing Completion Date (as defined below) in accordance with the terms and conditions of the SPA, and this Payment Guarantee is issued in support of such agreement.

NOW, THEREFORE, Guarantor hereby agrees with the Applicant and the Beneficiary as follows:

1.

Subject to Articles 2 and 3 of this Payment Guarantee, in the event that Purchaser fails to pay the Shanghai Subsidiaries Purchase Price by Shanghai Subsidiaries Purchase Price Due Date as determined by Beneficiary, notwithstanding any objection by Applicant, Guarantor hereby irrevocably undertakes to pay Beneficiary an amount equal to the Shanghai Subsidiaries Purchase Price claimed by Beneficiary (which shall not exceed the Guaranteed Amount (as defined below)) within five (5) Business Days (“Guarantor Payment Date”) following receipt of a claim notice from Beneficiary in original paper form, presented through a bank designated by the Beneficiary, stating (1) this Payment Guarantee reference number as indicated above, (2) that the Purchaser has failed to pay the Shanghai Subsidiaries Purchase Price when due in accordance with the terms stipulated in the SPA, (3) the Beneficiary is making a demand under this Payment

[DBS Bank Ltd., Hong Kong Branch Letterhead]

Guarantee because of the Purchaser’s failure to pay the Shanghai Subsidiaries Purchase Price and (4) the amount of such demand, which shall be substantially identical to the form set forth in the Appendix I attached hereto (“Purchase Price Claim Notice”). There shall be no conditions precedent to the effectiveness of the Guarantor’s obligations in respect of the Guaranteed Amount under this Payment Guarantee other than those expressly set forth in Article 3 hereof. For the purpose of this Article 1, notwithstanding anything contrary herein, a “Business Day” means a day on which banks are open for business in Hong Kong, PRC.

2.

Beneficiary is entitled to make a claim for the Shanghai Subsidiaries Purchase Price, provided that the total amount of such claim shall not exceed USD 139,500,000 (“Guaranteed Amount”). The Guaranteed Amount shall be reduced by any amount of the Shanghai Subsidiaries Purchase Price directly paid by Purchaser to the Beneficiary, upon the receipt by Guarantor of a written confirmation from the Beneficiary, substantially identical to the form set forth in the Appendix II attached hereto, stating (x) this Payment Guarantee reference number as indicated above, (y) the amount of Shanghai Subsidiaries Purchase Price that it has received and (z) that the Beneficiary agrees to reduce the Guarantee Amount in proportion to the amount of Shanghai Subsidiaries Purchase Price that it has received.

3.

Except the terms specified in Article 12 hereof, the Guarantor’s obligations under Article 1 of this Payment Guarantee shall be subject to the satisfaction on or prior to the Guarantee Expiration Date as specified in Article 4 of the following conditions:

(i)

A copy of a new business license issued by Guangzhou Huangpu Market Supervision and Administration (in Chinese “广州市黄埔区市场监督管理局”) to Guangzhou Meadville Electronics Co., Ltd. (in Chinese广州美维电子有限公司) (“GME”) dated after the date hereof, on which does not contain the term “wholly foreign-owned entity” (in Chinese 外商独资), “Sino-foreign joint venture” (in Chinese 中外合资) or “sole investment from Taiwan, Hong Kong and Macao” (in Chinese 台港澳法人独资) (the “GME New Business License” and such date indicated on the GME New Business License, the “GME New Business License Issuance Date”); and

(ii)

A copy of the “Business Registration Certificate” (in Chinese 业务登记凭证) showing the name of AKMMeadville Electronics (Xiamen) Co., Ltd. (in Chinese 安捷利美维电子（厦门）有限责任公司) in the column of “Entity Name” (in Chinese 主体名称), affixed with the Special Seal For International Settlement Business of Bank of China Limited Guangzhou Development Zone Branch (in Chinese 中国银行股份有限公司广州开发区分行国际结算业务专用章) dated after the GME New Business License Issuance Date (the date indicated on the Business Registration Certificate, the “GME Change of SAFE Registration Filing Completion Date”).

The Beneficiary shall present a copy of each of the items listed in this Article 3(i) and (ii) above through the bank designated by Beneficiary when the Beneficiary makes a demand for payment in accordance with Article 1 hereof. The documents provided pursuant to this Article 3(i) and (ii) shall be issued in Chinese. Beneficiary shall provide a courtesy copy of the English translation of such documents accompanied by a signed statement from the Beneficiary stating that the translator is proficient in both languages.

[DBS Bank Ltd., Hong Kong Branch Letterhead]

4.

This Payment Guarantee shall become effective upon the satisfaction of all the conditions specified in the Article 3 of this Payment Guarantee, and subject to the terms specified in Article 12 hereof, shall expire upon the first to occur of the following (“Guarantee Expiration Date”):

(i)	January 20, 2021;

(ii)

Purchaser has paid the full amount of the GME Purchase Price and Shanghai Subsidiaries Purchase Price when due in accordance with the terms stipulated in the SPA, which shall be evidenced by, upon the receipt by Guarantor of, a written confirmation from the Beneficiary, substantially identical to the form set forth in the Appendix III attached hereto, stating (x) this Payment Guarantee reference number as indicated above, and (y) that the Beneficiary has received the full amount of the GME Purchase Price and Shanghai Subsidiaries Purchase Price.

(iii)

A Purchase Price Claim Notice has not been presented to the Guarantor by the Beneficiary within five (5) Business Days after the Shanghai Subsidiaries Payment Date noted on the Purchase Price Claim Notice; or

(iv)	Guarantor’s obligations under this Payment Guarantee have been fully performed in accordance herewith.

5.

Any Purchase Price Claim Notice presented and other communications provided pursuant to the terms and provisions hereof shall be in writing and shall be either (x) presented to the counter of Guarantor through a bank designated by Beneficiary or (y) sent by overnight delivery services, or by certified or registered mail with a return receipt through a bank designated by Beneficiary to the address specified below, in each case, the date of receipt by Guarantor of any given document or communication shall be deemed as the date of presentation of such document or communication.

Guarantor’s address: 12/F One Island East, 18 Westlands Road, Island East, Hong Kong

Attn: Bank Guarantee Processing

6.	Notwithstanding anything contrary herein, this Payment Guarantee shall be irrevocable upon the issuance regardless of whether the conditions specified in Article 3 hereof are satisfied.

7.	This Payment Guarantee is in favor of Beneficiary only, and shall not be assignable or transferable to any other person by any means.

8.

Unless otherwise expressly specified herein, for the purpose of this Payment Guarantee (other than Article 1 hereof), a “Business Day” means any day that is not a Saturday, Sunday or other day on which banks are required or authorized to be closed for general business in Beijing, and Hong Kong, PRC.

9.	Except to the extent inconsistent with the express terms of this Payment Guarantee, this Payment Guarantee is subject to Uniform Rules for Demand Guarantees (2010 Revisions, URDG 758).

10.	This Payment Guarantee shall be governed by the laws of Hong Kong, PRC.

11.	The Guarantor’s liability under this Guarantee ceases immediately after the Guarantee Expiration Date notwithstanding whether the original of this Guarantee is returned to Guarantor.

[DBS Bank Ltd., Hong Kong Branch Letterhead]

12.

No later than the tenth (10th) Business Days prior to the Guarantee Expiration Date, this Payment Guarantee shall be extended by the Guarantor to the second anniversary of the Issuance Date, upon a written confirmation signed by the Applicant to the Guarantor. Subject to the satisfaction of the conditions specified in Article 3 hereof, if this Payment Guarantee fails to be extended until the second anniversary of the Issuance Date, the Guarantor shall pay the Guaranteed Amount to the Beneficiary within five (5) Business Days following the presentation of such demand by the Beneficiary, which shall be substantially identical to the form set forth in the Appendix IV attached hereto.

Yours faithfully

For and on behalf of

DBS BANK LTD., HONG KONG BRANCH

(INCORPORATED IN SINGAPORE WITH LIMITED LIABILITY)

/s/ HO Wai King, Anthea

/s/ KWONG Ka Fai, Kathy

[Authorized Signature]

[DBS Bank Ltd., Hong Kong Branch Letterhead]

Appendix I

Form of Purchase Price Claim Notice

[Date]

To: [Guarantor] [Guarantor’s address]

Dear Sirs,

Re: Demand under Payment Guarantee No.

TTM Technologies China Limited (the “Beneficiary”) is hereby making a demand under the irrevocable Payment Guarantee (Guarantee No.                       ) (the “Payment Guarantee”). Capitalized terms used herein and not defined shall have the meaning assigned to them in the Payment Guarantee.

The Purchaser has failed to pay the amount of USD              of the Shanghai Subsidiaries Purchase Price when due in accordance with the terms stipulated in the SPA.

The Beneficiary is making a demand under this Payment Guarantee because of the Purchaser’s failure to pay the Shanghai Subsidiaries Purchase Price pursuant to the terms stipulated in the SPA.

The Beneficiary hereby demands you to pay USD             which shall not exceed the Guaranteed Amount.

The Beneficiary hereby requests you to pay the above amounts upon your receipt of this notice to the following bank account:

Account Number:

Name of Bank:

TTM Technologies China Limited

By:

Name:

Title:

[DBS Bank Ltd., Hong Kong Branch Letterhead]

Appendix II

Form of Beneficiary’s Confirmation of Guaranteed Amount Reduction

[Date]

To: [Guarantor] [Guarantor’s address]

Dear Sirs,

Re: Reduction of Guaranteed Amount under Payment Guarantee No.

TTM Technologies China Limited (the “Beneficiary”) hereby acknowledges that it has received the Shanghai Subsidiaries Purchase Price in the amount of USD                     as of the date hereof.

The Beneficiary hereby agrees to reduce the Guaranteed Amount under the irrevocable Payment Guarantee (Guarantee No.                     ) to USD                    .

TTM Technologies China Limited

By:

Name:

Title:

[DBS Bank Ltd., Hong Kong Branch Letterhead]

Appendix III

Form of Beneficiary’s Confirmation of Receipt of GME Purchase Price and

Shanghai Subsidiaries Purchase Price

[Date]

To: [Guarantor] [Guarantor’s address]

Dear Sirs,

Re: Payment Guarantee No.

TTM Technologies China Limited (the “Beneficiary”) hereby acknowledges that it has received the full amount of GME Purchase Price and Shanghai Subsidiaries Purchase Price as of the date hereof.

TTM Technologies China Limited

By:

Name:

Title:

[DBS Bank Ltd., Hong Kong Branch Letterhead]

Appendix IV

Form of Purchase Price Claim Notice for Failure to Extend Payment Guarantee

[Date]

To: [Guarantor] [Guarantor’s address]

Dear Sirs,

Re: Demand under Payment Guarantee No.

TTM Technologies China Limited (the “Beneficiary”) is hereby making a demand under the irrevocable Payment Guarantee (Guarantee No.                     ) (the “Payment Guarantee”). Capitalized terms used herein and not defined shall have the meaning assigned to them in the Payment Guarantee.

The Payment Guarantee will be expired on [                ] and the Beneficiary has not received a copy of the payment guarantee with the expiration date being extended to [                    ].

The Beneficiary is making a demand under this Payment Guarantee because this Payment Guarantee fails to be extended.

The Beneficiary hereby demands you to pay USD                     which shall not exceed the Guaranteed Amount.

The Beneficiary hereby requests you to pay the above amounts upon your receipt of this notice to the following bank account:

Account Number:

Name of Bank:

TTM Technologies China Limited

By:

Name:

Title: